UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2016

MAGICJACK VOCALTEC LTD.
(Exact name of registrant as specified in its charter)

Israel	000-27648
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

12 HAOMANUT STREET, 1ST FLOOR
POLEG INDUSTRIAL ZONE, NETANYA, ISRAEL 4250445
(Address of principal executive offices, including zip code)

Telephone: (561) 749-2255
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to Form 8-K amends the Form 8-K dated March 15, 2016 of magicJack VocalTec Ltd. (the "Company"), originally filed with the Securities and Exchange Commission (“SEC”) on March 21, 2016 (the “Original Report”) to provide financial statements of North American Telecommunications Corporation and subsidiary d/b/a Broadsmart (“Broadsmart”) required under Item 9.01(a) of Form 8-K and pro forma financial information required by Item 9.01(b) of Form 8-K. This Amendment No. 1 effects no other changes to the Original Report.  We filed the Original Report to announce the acquisition of Broadsmart pursuant to the terms of the Asset Purchase Agreement, dated as of March 15, 2016, with Todd A. Correll, Thomas J. Tharrington, Broadsmart and magicJack Business Subsidiary, Inc. (the "Agreement"). On March 17, 2016, the Company completed its acquisition of substantially all of the assets and certain liabilities of Broadsmart pursuant to the terms of the Agreement.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired

The following financial statements of North American Telecommunications Corporation and subsidiary d/b/a Broadsmart (“Broadsmart”) are being filed with this report as Exhibit 99.2:
•	Audited Consolidated Balance Sheet as of December 31, 2015
•	Audited Consolidated Statement of Operations for the year ended December 31, 2015
•	Audited Consolidated Statement of Stockholders’ Equity
•	Audited Consolidated Statement of Cash Flows for the year ended December 31, 2015
•	Notes to Consolidated Financial Statements

(b)           Pro Forma Financial Information

The following pro forma financial information is being filed with this report as Exhibit 99.3:
•	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2015
•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2015
•	Notes and Assumptions to the Unaudited Pro Forma Condensed Combined Financial Statements

(d)           Exhibits

Exhibit
Number	Description

99.1	Consent of BDO USA, LLP
99.2	Financial Statements listed in Item 9.01(a)
99.3	Pro Forma Financial Information listed in Item 9.01(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Jose Gordo
Name:	Jose Gordo
Title:	Chief Financial Officer

Date: May 31, 2016

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Consent of BDO USA, LLP
99.2	Financial Statements listed in Item 9.01(a)
99.3	Pro Forma Financial Information listed in Item 9.01(b)